Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements

The following tables present information regarding our assets and liabilities measured and reported in the consolidated financial statements at fair value during 2012, 2011 and 2010 and indicates the fair value hierarchy of the valuation techniques used to determine such fair value. The three levels of fair value defined in FASB Codification Topic 820, Fair Value Measurements and Disclosures, are as follows:

•	Level 1—Valuations based on quoted market prices in active markets for identical assets or liabilities that the reporting entity has the ability to access.

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Level 2—Valuations based on quoted market prices for similar assets or liabilities, quoted market prices in markets that are not active, or other inputs that are observable or can be corroborated by observable data for substantially the full term of the assets or liabilities.

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Level 3—Valuations based on inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities, which are typically based on the reporting entity’s own assumptions.

Non-Recurring Measurements

As described in Note 2 “Basis of Presentation and Summary of Significant Accounting Policies—Investments in Real Estate—Impairment Evaluation,” we assess whether there has been impairment in the value of our investments in real estate whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. We evaluate our investments in real estate for impairment on an asset-by-asset basis.

Our assets measured at fair value on a non-recurring basis, aggregated by the level in the fair value hierarchy within which those measurements fall, are as follows (in thousands):

		Fair Value Measurements Using
Assets	Total Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Losses
Investments in real estate:
For the year ended:
December 31, 2012	$1,399	$—	$1,399	$—	$2,121
December 31, 2011	65,984	—	65,984	—	13,888
December 31, 2010	810,246	—	242,372	567,874	233,399

Assets associated with real estate held for sale:
For the year ended:
December 31, 2011	14,000	—	14,000	—	9,330

2012 Activity—

In accordance with the provisions of FASB Codification Topic 360, property with a carrying value of $3.5 million was written down to its estimated fair value of $1.4 million, resulting in a $2.1 million impairment charge recorded as part of continuing operations. We classified this fair value measurement as Level 2 because it was calculated based on offers received from third parties.

During 2012, we disposed of land held for development at San Diego Tech Center. This asset had a fair value of $14.0 million at the time it was disposed.

2011 Activity—

During 2011, investments in real estate with a carrying value of $103.2 million were written down to their estimated fair value of $80.0 million, resulting in impairment charges totaling $23.2 million as part of discontinued operations. We have classified these fair value measurements as Level 2 because they were calculated based on the sales price negotiated by the special servicer (2600 Michelson) or the Company (land held for development at San Diego Tech Center) with third-party buyers.

During 2011, we disposed of 2600 Michelson and recorded a $13.9 million impairment charge. This asset had a fair value of $66.0 million at the time it was disposed. Additionally, we recorded a $9.3 million impairment charge to write down land held for development at San Diego Tech Center to its estimated fair value as a result of a decrease in the expected holding period.

2010 Activity—

During 2010, investments in real estate with a carrying value of $1,043.6 million were written down to their estimated fair value of $810.2 million, resulting in impairment charges totaling $233.4 million.

During 2010, we disposed of 207 Goode, 17885 Von Karman and Pacific Arts Plaza and recorded impairment charges totaling $23.3 million. These assets had a fair value of $242.4 million at the time they were disposed. We classified these fair value measurements as Level 2 because they were calculated based on the sales price negotiated by the lender or special servicer with third-party buyers (207 Goode and Pacific Arts Plaza) and the value assigned to the property in the deed-in-lieu of foreclosure with the lender (17885 Von Karman).

As a result of our review of the fair value of our investments in real estate during 2010, we recorded impairment charges totaling $210.1 million to reduce the following properties to the lower of carrying value or estimated fair value: Two California Plaza, 3800 Chapman, 801 North Brand, 701 North Brand, 700 North Central and Brea Campus. We classified these fair value measurements as Level 3 due to the highly subjective nature of the calculations, which involved management’s best estimate of the holding period, market comparables, future occupancy levels, rental rates, capitalization rates, lease-up periods and capital improvements for each property.

Recurring Measurements

The valuation of our derivative financial instruments is determined using widely accepted valuation techniques, including discounted cash flow analysis on the expected cash flow of each derivative. This analysis reflects the contractual terms of the derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities. We have incorporated credit valuation adjustments to appropriately reflect both our own and the respective counterparty’s non-performance risk in the fair value measurements.

Our liabilities measured at fair value on a recurring basis, aggregated by the level in the fair value hierarchy within which those measurements fall, are as follows (in thousands):

		Fair Value Measurements Using
Liabilities	Total Fair Value	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Interest rate swap at: (1)
December 31, 2011	$(13,325)	$—	$(13,325)	$—
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(1)	Our interest rate swap expired on August 9, 2012.